                                  Exhibit 4.8

                    AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
                    ---------------------------------------

     AMENDMENT NO. 3 TO THE CREDIT AGREEMENT (this "Amendment"), dated as of August 15, 2000, among IKON Office Solutions, Inc. (formerly known as Alco Standard Corporation, and referred to herein as the "Company"), IKON Office Solutions, S.A. (formerly known as Axion, S.A., and referred to herein as "IKON France"), IKON Office Solutions Europe PLC ("IKON U.K." and, together with the Company and IKON France, collectively referred to herein as the "Borrowers"), various banks (the "Banks") and Deutsche Bank AG, New York Branch, as agent (the "Agent"). All capitalized terms defined in the hereinafter defined Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Borrowers, the Banks and the Agents are parties to a Credit Agreement, dated as of August 30, 1996 (as in effect on the date hereof, the "Credit Agreement");

     WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1.  Amendments to the Credit Agreement. The definition of "Maturity Date"
         -----------------------------------
in Section 1.01 of the Credit Agreement is hereby amended by deleting the date "August 30, 2000" and replacing it with the date "December 15, 2000".

     2.  Representations and Warranties.  In order to induce the Banks and the
         -------------------------------
Agent to enter into this Amendment, each Borrower hereby represents and warrants that:

     (a) no Default or Event of Default exists or will exist as of the date hereof and after giving effect to this Amendment; and

     (b) as of the date hereof, after giving effect to this Amendment, all representations, warranties and agreements of the Borrower contained in the Credit Agreement will be true and correct in all material respects.

     3.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
         --------------
PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.

     4.  Agreement Not Otherwise Amended.  This Amendment is limited precisely
         ---------------------------------
as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or conditions of the Credit Agreement, any other Credit Document or any of the instruments or agreements referred to therein, or prejudice any right or rights which
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the Banks, the Agent or any of them may now have or may have in the future under or in connection with the Credit Agreement, any other Credit Document or any of the instruments or agreements referred to therein. Except as expressly modified hereby, the terms and provisions of the Credit Agreement shall continue in full force and effect. Whenever the Credit Agreement is referred to in the Credit Agreement, any other Credit Document or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to be a reference to the Credit Agreement as modified hereby.

     5.  Counterparts.  This Amendment may be executed in two or more
         -------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.



                                             IKON OFFICE SOLUTIONS, INC.


                                             By________________________________
                                               Name:
                                               Title:


                                             By________________________________
                                               Name:
                                               Title:


                                             IKON OFFICE SOLUTIONS, S.A.

                                             By________________________________
                                               Name:
                                               Title:


                                             By________________________________
                                               Name:
                                               Title:


                                             IKON OFFICE SOLUTIONS EUROPE PLC

                                             By________________________________
                                               Name:
                                               Title:

                                             By________________________________
                                               Name:
                                               Title:


                                             DEUTSCHE BANK AG, NEW YORK BRANCH
                                             AND CAYMAN ISLANDS BRANCH

                                             By________________________________
                                               Name:
                                               Title:


                                             By________________________________
                                               Name:
                                               Title:


                                             BANK ONE, NA (Main Office Chicago)

                                             By________________________________
                                               Name:
                                               Title:


                                             DEUTSCHE BANK AG, NEW YORK BRANCH,
                                             AS AGENT

                                             By________________________________
                                               Name:
                                               Title:


                                             By________________________________
                                               Name:
                                               Title: